Helping Build St. Louis—The Union Way

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in St. Louis

In 2018 Dollars, Since Inception*

30	$575.2M	$946.4M	$13.5M	5,067
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$2.1B	14,889	$919.7M	$71.7M	34%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

FOUNTAINS OF ELLISVILLE

The HIT provided $17.5 million in financing for the 229-unit expansion of the Fountains of Ellisville, creating an estimated 174,840 hours of union construction work.

PROJECT PROFILE:

COVENANT PLACE II

The HIT provided $6.7 million for the $24.5 million new construction of the 102-unit second phase of this senior development in St. Louis, creating an estimated 234,920 hours of union construction work.

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*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Helping Build St. Louis—The Union Way	SEPTEMBER 2019

The Heights at Manhassett–Richmond Heights	Holy Infant & St. Joseph–Shrewsbury	The Laurel–St. Louis

“We appreciate the HIT’s ongoing support of union construction for multifamily and senior housing projects in the St. Louis metro area and recognize the benefits provided to the workers and the community.”

—John Stiffler, Executive Secretary

Treasurer, St. Louis Building and Construction Trades Council

RECENT ST. LOUIS INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The Gatesworth	St. Louis	$34,195,000	$36,208,000	412,570
Council Tower Senior Apts.	St. Louis	$15,862,000	$29,735,645	457,950
Park Pacific Apartments	St. Louis	$63,131,600	$98,318,292	1,514,830
The Laurel	St. Louis	$44,952,400	$175,000,000	2,696,300
Parkway Lakeside Apartments	O'Fallon	$26,094,000	$28,160,111	295,180
Holy Infant & St. Joseph Apartments	Shrewsbury	$6,600,000	$13,000,000	182,990
St. John Neumann Apts.	Jennings	$5,066,000	$7,983,263	79,730
The Heights of Manhassett	Richmond Heights	$43,300,000	$55,801,788	547,750
The Fountains of Ellisville	Ellisville	$17,517,500	$18,213,929	174,840
Covenant Place II	St. Louis	$6,687,100	$24,471,938	234,920

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www. aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com